SCHEDULE 14A

                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

                 Filed by Registrant  [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

       [ ]  Preliminary Proxy Statement
       [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
             (AS PERMITTED BY RULE 14A-6(E)(2))
       [X]  Definitive Proxy Statement
       [ ]  Definitive Additional Materials
       [ ]  Soliciting Material Under Rule 14a-12

                        SELIGMAN HIGH INCOME FUND SERIES
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     (5)  Total fee paid:

     --------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:___________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     --------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

     (3)  Filing Party:

     --------------------------------------------------------------------------

     (4)  Date Filed:

     --------------------------------------------------------------------------

                       Seligman High Income Fund Series

                  Seligman U.S. Government Securities Series
                        Seligman High-Yield Bond Series

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

For questions about the proposals or voting your shares, please call Computershare Fund Services, the Fund's proxy solicitor, toll-free at 1-866-346-5586.

                   Notice of Special Meeting of Shareholders
                       to be held on September 27, 2005

To the Shareholders:

   A Special Meeting of the shareholders (the "Meeting") of each of the Seligman U.S. Government Securities Series ("U.S. Government Securities Series") and Seligman High-Yield Bond Series ("High-Yield Bond Series"), each a series of Seligman High Income Fund Series, a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984 (the "Fund"), will be held at 100 Park Avenue, New York, New York 10017 on September 27, 2005 at 2:30 p.m., for the following purposes:
   (1) To elect ten (10) Trustees;
   (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2005.
   (3) To act on proposals to amend the U.S. Government Securities Series' investment objective and to eliminate a fundamental policy;
   (4) To act on proposals to amend or eliminate certain of the U.S. Government Securities Series' fundamental investment restrictions;
   (5) To act on proposals to amend the High-Yield Bond Series' investment objective and to eliminate a fundamental policy;
   (6) To act on proposals to amend or eliminate certain of the High-Yield Bond Series' fundamental investment restrictions; and
   (7) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                 TO APPROVE THE PROPOSALS APPLICABLE TO THEM.

   The close of business on July 5, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By order of the Board of Trustees,
                                          Frank J. Nasta

                                                        Secretary
Dated: New York, New York, July 27, 2005.
                               -----------------
                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

  Please indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. In order to avoid the additional expense of further solicitation, we ask your cooperation in responding promptly. A Proxy will not be required for admission to the Meeting.

                                                                  July 27, 2005

                       Seligman High Income Fund Series

                  Seligman U.S. Government Securities Series
                        Seligman High-Yield Bond Series

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                                PROXY STATEMENT

                                    for the
       Special Meeting of Shareholders to be held on September 27, 2005

    This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees to shareholders of each of the Seligman U.S. Government Securities Series ("U.S. Government Securities Series") and Seligman High-Yield Bond Series ("High-Yield Bond Series"), each a series (a "Series") of Seligman High Income Fund Series, a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984 (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, New York, New York on September 27, 2005 at 2:30 p.m.

    It is expected that the Notice of Special Meeting, Proxy Statement and Form of Proxy will first be mailed to Shareholders on or about August 4, 2005.

    The table below outlines the specific proposals that will be submitted to the shareholders of each Series:

       Proposal                                        Shareholders Entitled to Vote
       ----------------------------------------------- --------------------------------------------------
(1)    To elect ten (10) Trustees                      Shareholders of both Series vote together for each
                                                       nominee
(2)    To ratify or reject the selection of Deloitte & Shareholders of both Series vote together
       Touche LLP as auditors of the Fund for 2005
(3)(a) To eliminate a fundamental policy of the U.S.   Only shareholders of the U.S. Government
       Government Securities Series                    Securities Series vote

       Proposal                                         Shareholders Entitled to Vote
       ------------------------------------------------ -----------------------------------------------
(3)(b) To amend the U.S. Government Securities Series'  Only shareholders of the U.S. Government
       investment objective                             Securities Series vote
(4)    To amend or eliminate certain of the U.S.        Only shareholders of the U.S. Government
       Government Securities Series' fundamental        Securities Series vote
       investment restrictions
(5)(a) To amend the High-Yield Bond Series'             Only shareholders of the High-Yield Bond Series
       investment objective                             vote
(5)(b) To eliminate a fundamental policy of the High-   Only shareholders of the High-Yield Bond Series
       Yield Bond Series                                vote
(6)    To amend or eliminate certain of the High-Yield  Only shareholders of the High-Yield Bond Series
       Bond Series' fundamental investment restrictions vote

    The close of business on July 5, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the U.S. Government Securities Series had outstanding 6,744,541.172 shares of Class A capital stock, 2,668,144.069 shares of Class B capital stock, 1,111,549.088 shares of Class C capital stock, 1,716,354.678 shares of Class D capital stock and 84,415.183 shares of Class R capital stock, each share being entitled to one vote, and the High-Yield Bond Series had outstanding 61,131,209.423 shares of Class A capital stock, 48,850,871.972 shares of Class B capital stock, 11,481,929.340 shares of Class C capital stock, 24,901,564.961 shares of Class D capital stock, 226,706.053 shares of Class R capital stock and 1,970,215.904 shares of Class I capital stock, each share being entitled to one vote.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted, as applicable,
(i) for the election of ten (10) Trustees; (ii) for the ratification of the selection of the auditors; (iii) for the proposals to amend the U.S. Government Securities Series' investment objective and to eliminate a fundamental policy of such Series; (iv) for proposals to amend or eliminate certain of the U.S. Government Securities Series' fundamental investment restrictions; (v) for the proposals to amend the High-Yield Bond Series' investment objective and to eliminate a fundamental policy of such Series; (vi) for proposals to amend or eliminate certain of the High-Yield Bond Series' fundamental investment restrictions; and (vii) at the discretion of the proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another proxy prior to the Meeting, submitting a sub-sequent telephone vote, submitting a subsequent internet vote, or giving notice in person at the Meeting.

    For all matters on which a vote of a majority of the U.S. Government Securities Series' or the High-Yield Bond Series' shares outstanding and entitled to vote, as applicable, is required (Proposals 3, 4, 5 and 6), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Trustees (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

    Under the Fund's By-Laws, a quorum will exist if shareholders entitled to vote a majority of all shares issued and outstanding on the record date are present in person or by proxy. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by September 27, 2005, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    The Fund's manager and investment adviser is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor and principal underwriter is Seligman Advisors, Inc. The Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities and of the Fund itself is 100 Park Avenue, New York, New York 10017. The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report for each Series to any Shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                            A. Election of Trustees
                                 (Proposal 1)

    The Fund's Board of Trustees (the "Board") is presently comprised of ten Trustees. At the Meeting, these Trustees will be nominated for election to hold office until the next meeting at which Trustee elections are held or until their successors are elected and qualify.

    It is the intention of the persons named in the accompanying Form of Proxy to vote for the election of Robert B. Catell, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, Betsy S. Michel, Leroy C. Richie, Robert L. Shafer, James
N. Whitson, William C. Morris and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, except Messrs. Robert B. Catell and Leroy C. Richie, previously has been elected by the shareholders at the Fund's special meeting of shareholders held on December 12, 1995. Each of the nominees has been recommended by the Trustee Nominating Committee of the Board.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Trustee of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

    Information with respect to the nominees appears below.

                       Term of                                                                             Number of
                      Office and                                                                         Portfolios in
     Name (Age)       Length of                                                                           Fund Complex
    and Position         Time                 Principal Occupation(s) During Past 5 Years,               to be Overseen
     with Fund*       Served***                   Directorships and other information                      by Trustee
     ----------       ---------- ----------------------------------------------------------------------- --------------
  DISINTERESTED TRUSTEES
Robert B. Catell (68)  2003 to   Chairman, Chief Executive Officer and Director of KeySpan                     54
       Trustee          Date     Corporation (diversified energy, gas and electric company). Director or
                                 Trustee of each of the investment companies of the Seligman Group of
       [PHOTO]                   Funds** (with the exception of Seligman Cash Management Fund,
                                 Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas
                                 Inc., The Houston Exploration Company (oil and gas exploration, development and production companies), Edison Electric Institute,
                                 Keyera Facilities Income Fund (natural gas gathering and processing company), New York State Energy Research and Development
                                 Authority, Independence Community Bank, Business Council of New
                                 York State, Inc., New York City Partnership and the Long Island
                                 Association (business and civic organizations).

 John R. Galvin (76)   1995 to   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                  55
       Trustee          Date     University; Director or Trustee of each of the investment companies of the Seligman Group of Funds** and Chairman Emeritus, American
       [PHOTO]                   Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), and Governor of the Center for Creative
                                 Leadership. From February 1995 until June 1997, he was a Director of
                                 USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO and the Commander-in-
                                 Chief, United States European Command.

                         Term of                                                                            Number of
                        Office and                                                                        Portfolios in
      Name (Age)        Length of                                                                          Fund Complex
     and Position          Time                 Principal Occupation(s) During Past 5 Years,              to be Overseen
      with Fund*        Served***                   Directorships and other information                     by Trustee
      ----------        ---------- ---------------------------------------------------------------------- --------------
 Alice S. Ilchman (70)   1991 to   President Emerita, Sarah Lawrence College; Director or Trustee of each       55
        Trustee           Date     of the investment companies of the Seligman Group of Funds**;
        [PHOTO]                    Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development;
                                   Governor, Court of Governors, London School of Economics; and
                                   Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
                                   Rockefeller Foundation (charitable foundation) and Trustee, Save the
                                   Children (non-profit child assistance organization). From September
                                   1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)  1995 to   Retired Chairman of the Board and Chief Executive Officer of Kerr-           55
        Trustee           Date     McGee Corporation (diversified energy and chemical company);
        [PHOTO]                    Director or Trustee of each of the investment companies of the
                                   Seligman Group of Funds**; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma
                                   Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
                                   Oklahoma City Public Schools Foundation and Oklahoma Foundation
                                   for Excellence in Education. Formerly, Director, Kimberly-Clark
                                   Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve
                                   System's Kansas City Reserve Bank.

 Betsy S. Michel (63)    1984 to   Attorney; Director or Trustee of each of the investment companies of         55
        Trustee           Date     the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
        [PHOTO]                    Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI) and Trustee, World
                                   Learning, Inc. (international educational training).

                       Term of                                                                            Number of
                      Office and                                                                        Portfolios in
     Name (Age)       Length of                                                                          Fund Complex
    and Position         Time                 Principal Occupation(s) During Past 5 Years,              to be Overseen
     with Fund*       Served***                   Directorships and other information                     by Trustee
     ----------       ---------- ---------------------------------------------------------------------- --------------
Leroy C. Richie (63)   2000 to   Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.            54
       Trustee          Date     (library of technical standards); Director or Trustee of each of the
       [PHOTO]                   investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-
                                 McGee Corporation (diversified energy and chemical company), and
                                 Infinity, Inc. (oil and gas services and exploration); Director and
                                 Chairman, Highland Park Michigan Economic Development Corp.
                                 Formerly, Trustee, New York University Law Center Foundation; Vice
                                 Chairman, Detroit Medical Center; and Chairman and Chief Executive
                                 Officer, Capital Coating Technologies, Inc. (applied coating technologies). From 1990 until 1997, Vice President and General
                                 Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)  1984 to   Ambassador and Permanent Observer of the Sovereign Military Order            55
       Trustee          Date     of Malta to the United Nations, and Director or Trustee of each of the
       [PHOTO]                   investment companies of the Seligman Group of Funds**. From May
                                 1987 until June 1997, Director, USLIFE Corporation (life insurance)
                                 and from December 1973 until January 1996, Vice President, Pfizer Inc.
                                 (pharmaceuticals).

James N. Whitson (70)  1993 to   Retired Executive Vice President and Chief Operating Officer,                55
       Trustee          Date     Sammons Enterprises, Inc. (a diversified holding company); Director or
       [PHOTO]                   Trustee of each of the investment companies of the Seligman Group of
                                 Funds**; Director, CommScope, Inc. (manufacturer of coaxial cable).
                                 Formerly, Director and Consultant, Sammons Enterprises, Inc. and a
                                 Director of C-SPAN (cable television networks).

                             Term of                                                                            Number of
                            Office and                                                                        Portfolios in
        Name (Age)          Length of                                                                          Fund Complex
       and Position            Time                 Principal Occupation(s) During Past 5 Years,              to be Overseen
        with Fund*          Served***                   Directorships and other information                     by Trustee
        ----------         ------------ --------------------------------------------------------------------- --------------
INTERESTED TRUSTEES

William C. Morris**** (67)   1988 to    Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the              55
   Trustee and Chairman        Date     Board and Director or Trustee of each of the investment companies of
       of the Board                     the Seligman Group of Funds**; Chairman, Seligman Advisors, Inc.,
         [PHOTO]                        Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proponents for oil and gas industry); Director, Seligman Data
                                        Corp.; and President and Chief Executive Officer of The Metropolitan
                                        Opera Association. Formerly, Director, Kerr-McGee Corporation
                                        (diversified energy and chemical company) and Chief Executive
                                        Officer of each of the investment companies of the Seligman Group of
                                        Funds.

 Brian T. Zino **** (52)   Tr.: 1993 to Director and President, J. & W. Seligman & Co. Incorporated;                55
  Trustee, President and       Date     President, Chief Executive Officer and Director or Trustee of each of
 Chief Executive Officer   Pres.: 1995  the investment companies of the Seligman Group of Funds**; Director,
         [PHOTO]             to Date    Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                              CEO.:     Seligman Data Corp.; Member of the Board of Governors of the
                             2002 to    Investment Company Institute; and Director (formerly Vice Chairman),
                               Date     ICI Mutual Insurance Company.

-----------------
* The address of each of the foregoing nominees is 100 Park Avenue, New York, New York 10017.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
****Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Beneficial Ownership of Shares

    As of May 31, 2005, the nominees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                U.S. Government        Aggregate Dollar Range of
                           Securities Series- Dollar            Shares
                            Range of Series Shares      Owned by Nominee in the
          Name                 Owned By Nominee         Seligman Group of Funds
          ----             -------------------------   -------------------------

 Disinterested Nominees

 Robert B. Catell                 $1-$10,000               $50,001-$100,000
 John R. Galvin                   $1-$10,000               $50,001-$100,000
 Alice S. Ilchman                Over $100,000               Over $100,000
 Frank A. McPherson             $10,001-$50,000              Over $100,000
 Betsy S. Michel                  $1-$10,000                 Over $100,000
 Leroy C. Richie                  $1-$10,000                $10,001-$50,000
 Robert L. Shafer                    None                    Over $100,000
 James N. Whitson               $10,001-$50,000              Over $100,000

 Interested Nominees

 William C. Morris              $10,001-$50,000              Over $100,000
 Brian T. Zino                  $10,001-$50,000              Over $100,000

                                High-Yield Bond        Aggregate Dollar Range of
                            Series-Dollar Range of              Shares
                            Series Shares Owned By      Owned by Nominee in the
          Name                      Nominee             Seligman Group of Funds
          ----             -------------------------   -------------------------

 Disinterested Nominees

 Robert B. Catell                 $1-$10,000               $50,001-$100,000
 John R. Galvin                   $1-$10,000               $50,001-$100,000
 Alice S. Ilchman                 $1-$10,000                 Over $100,000
 Frank A. McPherson            $50,001-$100,000              Over $100,000
 Betsy S. Michel                  $1-$10,000                 Over $100,000
 Leroy C. Richie                  $1-$10,000                $10,001-$50,000
 Robert L. Shafer                    None                    Over $100,000
 James N. Whitson               $10,001-$50,000              Over $100,000

 Interested Nominees

 William C. Morris               Over $100,000               Over $100,000
 Brian T. Zino                   Over $100,000               Over $100,000

    As of May 31, 2005, Trustees and officers of the U.S. Government Securities Series as a group owned less than 1% of the U.S. Government Securities Series' Class A shares. As of the same date, Trustees or officers of the U.S. Government Securities Series did not own any of the U.S. Government Securities Series' Class B shares, Class C shares, Class D shares or Class R shares.

    As of May 31, 2005, Trustees and officers of the High-Yield Bond Series as a group owned less than 1% of the Series' Class A shares. As of the same date, Trustees and officers of the High-Yield Bond Series did not own any of the High-Yield Bond Series' Class B shares, Class C shares, Class D shares, or Class R shares. As of the same date, Trustees and officers of the High-Yield Bond Series as a group owned 2.72% of the High-Yield Bond Series' Class I shares.

    As of May 31, 2005 none of the disinterested trustee nominees or their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

Board Committees

    The Board met seven times during the fiscal year ended December 31, 2004. The standing committees of the Board include the Board Operations Committee, Audit Committee and Trustee Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below. During the fiscal year ended December 31, 2004, each Trustee attended at least 75% of the aggregate number of meetings of the Board and meetings of the Committees on which that Trustee served.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met nine times during the fiscal year ended December 31, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

    Trustee Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee met twice during the year ended December 31, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

    On January 20, 2005, the Board of Trustees adopted a charter for the Nominating Committee, a copy of which is attached as Exhibit B. Pursuant to the charter, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Trustees. The Nominating Committee may consider candidates for the Board submitted by current Trustees, the Manager, the shareholders (as described below) and other appropriate sources.

    If a vacancy among the Trustees of the Fund who are not "interested persons" of the Fund under the 1940 Act (each, a "Disinterested Trustee") occurs and, if based on the Board's then current size, composition and structure, the Nominating Committee determines that the vacancy should be filled, the Nominating Committee may consider candidates submitted by a shareholder or group of shareholders who have owned at least $10,000 of the Fund's securities for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 at such time as the Board may determine in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a special meeting of shareholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

    The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a Disinterested Trustee. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee is included in Exhibit B.

    Audit Committee. This Committee recommends the independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended December 31, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Procedures for Communications to the Board of Trustees

    The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual Trustee, a shareholder must send written communications to 100 Park Avenue, New York, New York 10017, addressed to the Board of Trustees of the Seligman High Income Fund Series or the individual Trustee. All shareholder communications received in accordance with this process will be forwarded to the Board of Trustees or the individual Trustee. Each member of the Board of Trustees is invited to the Fund's special meeting of shareholders.

Executive Officers of the Fund

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                           Term of Office
     Name (Age) and        and Length of                   Principal Occupation
   Position with Fund*     Time Served**                  During Past Five Years
------------------------------------------------------------------------------------------------
Christopher J. Mahony (42)  2002 to Date  In addition to his duties with the U.S. Government
Vice President and                        Securities Series, he is a Senior Vice President,
Portfolio Manager of U.S.                 Investment Officer of J. & W. Seligman & Co.
Government Securities                     Incorporated since April 2001; Vice President and
Series                                    Portfolio Manager of Seligman Cash Management
                                          Fund, Inc. and Seligman Investment Grade Fixed
                                          Income Fund, Inc.; and Vice President of Seligman
                                          Portfolios, Inc. and Portfolio Manager of its Seligman
                                          Cash Management Portfolio and its Seligman
                                          Investment Grade Fixed Income Portfolio. Formerly,
                                          Senior Portfolio Manager at Fort Washington
                                          Investment Advisors, Inc since 1994.

                           Term of Office
     Name (Age) and        and Length of                  Principal Occupation
   Position with Fund*     Time Served**                 During Past Five Years
----------------------------------------------------------------------------------------------
J. Eric Misenheimer (42)    April 2005 to  In addition to his duties with the High-Yield Bond
Vice President and              Date       Series, he is a Senior Vice President of J. & W.
Portfolio Manager of                       Seligman & Co. Incorporated as well as head of its
High-Yield Bond Series                     High-Yield Team. Formerly, Senior Vice President,
                                           Director of Taxable High Yield Fixed Income
                                           Investing for Northern Trust Global Investments and
                                           from July 1999 to April 2005, management team
                                           leader, Northern High Yield Fixed Income Fund.

Eleanor T.M. Hoagland (54)  2004 to Date   Managing Director, J. & W. Seligman & Co.
Vice President and Chief                   Incorporated and Vice President and Chief
Compliance Officer                         Compliance Officer of each of the investment
                                           companies of the Seligman Group of Funds***.
                                           Formerly, Managing Director, Partner and Chief
                                           Portfolio Strategist at AMT Capital Management
                                           from 1994 to 2000.

Thomas G. Rose (47)         2000 to Date   Chief Financial Officer, Senior Vice President,
Vice President                             Finance, and Treasurer, J. & W. Seligman & Co.
                                           Incorporated and Senior Vice President, Finance,
                                           Seligman Advisors, Inc. and Seligman Data Corp.;
                                           Vice President of each of the investment companies
                                           of the Seligman Group of Funds***, Seligman
                                           Services, Inc. and Seligman International, Inc.
                                           Formerly, Treasurer of each of the investment
                                           companies of the Seligman Group of Funds and of
                                           Seligman Data Corp.

Lawrence P. Vogel (49)      V.P.: 1992 to  Senior Vice President and Treasurer, Investment
Vice President and              Date       Companies, J. & W. Seligman & Co. Incorporated;
Treasurer                  Treas.: 2000 to Vice President and Treasurer of each of the
                                Date       investment companies of the Seligman Group of
                                           Funds*** and Treasurer of Seligman Data Corp.
                                           Formerly, Senior Vice President, Finance, J. & W.
                                           Seligman & Co. Incorporated, Seligman Advisors,
                                           Inc. and Seligman Data Corp.; Vice President,
                                           Seligman Services, Inc.; and Vice President and
                                           Treasurer, Seligman International, Inc.

                    Term of Office
  Name (Age) and    and Length of                  Principal Occupation
Position with Fund* Time Served**                 During Past Five Years
----------------------------------------------------------------------------------------
Frank J. Nasta (40)  1994 to Date  Director, Managing Director, General Counsel and
Secretary                          Corporate Secretary, J. & W. Seligman & Co.
                                   Incorporated; Secretary of each of the investment
                                   companies of the Seligman Group of Funds***; and
                                   Corporate Secretary, Seligman Advisors, Inc.,
                                   Seligman Services, Inc., Seligman International, Inc.
                                   and Seligman Data Corp.

-----------------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
** All officers are elected annually by the Board of Trustees and serve until their successors are elected and qualify or their earlier resignation.
*** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

Remuneration of Trustees and Officers

    Trustees of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2004, the Fund paid each Trustee a portion of an aggregate retainer fee in the amount of $2,507. In addition, such Trustees are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Trustees are also reimbursed for the expenses of attending meetings. Total Trustees' fees paid by the Fund to the Trustees listed below for the year ended December 31, 2004 were as follows:

Number of Trustees                                             Aggregate Direct
     in Group      Capacity in which Remuneration was Received   Remuneration
-------------------------------------------------------------------------------
        8              Trustees and Members of Committees          $23,959

    Trustee's attendance, retainer and/or committee fees paid to each Trustee during 2004 were as follows:

                                                          Estimated    Total Compensation
                     Aggregate   Pension or Retirement Annual Benefits from Fund and Fund
                   Compensation   Benefits Accrued as       Upon        Complex Paid to
Trustee            from Fund (1) Part of Fund Expenses   Retirement     Trustees (1)(2)
-------            ------------- --------------------- --------------- ------------------
Robert B. Catell      $2,916              N/A                N/A            $85,500
John R. Galvin         3,016              N/A                N/A             94,500
Alice S. Ilchman       3,016              N/A                N/A             94,500
Frank A. McPherson     2,909              N/A                N/A             88,500
Betsy S. Michel        3,043              N/A                N/A             96,000
Leroy C. Richie        3,080              N/A                N/A             94,500
Robert L. Shafer       3,016              N/A                N/A             93,000
James N. Whitson       2,963              N/A                N/A             91,500

-----------------
(1) For the Fund's year ended December 31, 2004.
(2) At December 31, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.

    No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of the Manager or its affiliates.

    The Fund has adopted a deferred compensation plan under which disinterested trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by the Manager, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.

    Mr. Whitson no longer defers current compensation; however, he has accrued deferred compensation (including earnings/losses) in respect of the Fund, in the amount of $36,880, as of December 31, 2004.

    The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

    Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds.

Required Vote

    The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the Nominees.

    THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS TRUSTEE OF THE FUND.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee has recommended, and the Board, including a majority of the Disinterested Trustees, has selected Deloitte & Touche LLP as auditors of the Fund for 2005. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. The Fund does not expect to have a representative of Deloitte & Touche LLP present at the Meeting. Deloitte

& Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent accountants with respect to the Fund.

    Deloitte & Touche LLP has audited the annual financial statements of the Fund and provided tax and other non-audit services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc. (an affiliate of the Manager), and SDC (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

Principal Accountant Fees And Services

    Aggregate fees billed to the Fund for the last two fiscal years for professional services rendered by the Fund's principal accountant were as follows:

                                           2004    2003
                                          ------- -------
                       Audit Fees........ $73,924 $70,396
                       Audit-Related Fees      --      --
                       Tax Fees..........   4,400   4,200
                       All Other Fees....   1,932   1,898

    Audit fees include amounts related to the audit of the Fund's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Fund's pro-rata share of amounts for services related to documentation of certain internal control procedures for the Fund and certain other associated investment companies.

    Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provided ongoing services to the Fund, where the engagement relates directly to the operations and financial reporting of the Fund, were as follows:

                                           2004     2003
                                         -------- --------
                      Audit-Related Fees $118,630 $126,130
                      Tax Fees..........   13,703    7,500
                      Other Fees........   43,000       --

    Audit-related fees include amounts for (i) attestation services for SDC;
(ii) review of certain internal controls of SDC's sub-agent; (iii) performance of certain agreed upon procedures relating to certain services performed by Seligman Advisors, Inc.; and (iv) actuarial services provided prior to May 6, 2003 to the Manager and SDC (such services were no longer permitted to be performed for SDC after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Fund and the Affiliated Service Providers that provided ongoing services to the Fund were $181,665 and $139,728, respectively. All of these non-audit services were pre-approved by the Audit Committee, which considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

    The Audit Committee is required to preapprove audit and non-audit services performed for the Fund by Deloitte & Touche LLP in order to assure that the provision of such services does not impair Deloitte & Touche LLP's independence. The Audit Committee also is required to preapprove certain non-audit services performed by Deloitte & Touche LLP for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Fund. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Required Vote

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT
 YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS
                             AUDITORS OF THE FUND.

     C. Proposals to Eliminate a Fundamental Policy of the U.S. Government Securities Series and to Change its Investment Objective
                           (Proposals 3(a) and 3(b))

             (U.S. Government Securities Series shareholders only)

    Currently, the investment objective of the U.S. Government Securities Series is "high current income."

    In addition, the U.S. Government Securities Series currently has the following fundamental policy:

   Except for temporary defensive purposes, it will invest at least 80% of its total assets in direct obligations of the US Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the US Government, its agencies or instrumentalities ("US Government Securities") which are backed by the full faith and credit of the US Government and have maturities greater than one year at the date of purchase by the U.S. Government Securities Series.

    The Fund may invest up to 20% of its total assets in direct obligations of the US Treasury and in U.S. Government Securities which have maturities of any duration at the date of purchase by the Fund.

    If Proposal 3(a) is approved by shareholders, the fundamental policy referred to above would be eliminated. Instead the U.S. Government Securities Series would adopt the following investment strategy, which is not fundamental and may be changed by the Board without shareholder approval:

   The Fund will invest at least 80% of its net assets in U.S. Government Securities, which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or a government sponsored enterprise.

    If Proposal 3(b) is approved by shareholders, the U.S. Government Securities Series' new investment objective would be "to provide a high level of current income consistent with prudent investment risk."

    Proposals 3(a) and 3(b) are closely related. As explained below, the change to the investment objective would be unnecessary without the change to the fundamental policy. For this reason, nei-ther Proposal 3(a) nor Proposal 3(b) will be implemented unless both proposals are approved by shareholders of the U.S. Government Securities Series. In the event shareholder approval of both the change to the investment objective and the fundamental policy is not obtained, the Trustees will take such action as they deem to be in the best interests of the U.S. Government Securities Series and its shareholders.

    If Proposals 3(a) and 3(b) are approved, the change to the investment objective of the U.S. Government Securities Series, the elimination of the fundamental policy and the implementation of the new, non-fundamental investment strategy would take effect shortly after approval is received.

    Also, if Proposals 3(a) and 3(b) are approved, the U.S. Government Securities Series' name will be changed to "Seligman U.S. Government Securities Fund." The change of name does not require a shareholder vote.

Proposal 3(a): To Eliminate the U.S. Government Securities Series' Fundamental Policy Regarding Investment in U.S. Government Securities

    The principal effect of Proposal 3(a) would be to permit the U.S. Government Securities Series to invest more than 20% of its net assets in securities issued by U.S. government agencies or instrumentalities and government sponsored enterprises that are not backed by the full faith and credit of the U.S. government. The reason for this change is that the Manager believes the U.S. Government Securities Series will be able to achieve higher current income, in furtherance of its investment objective, by investing a portion of its assets in such securities. Although investing a larger portion of the U.S. Government Securities Series' assets in securities that are not backed by the full faith and credit of the U.S. government may increase the risk of non-payment of principal or interest, the Manager believes that the potential for greater income outweighs any potential credit risk.

    Securities backed by the full faith and credit of the U.S. government involve minimal credit risk. Currently, the U.S. Government Securities Series is required to invest at least 80% of its assets in such securities. Examples include direct obligations of the U.S. Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association.

    Securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discre-tionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank. Others, such as the Federal Farm Credit Bank, are supported only by the credit of the government sponsored enterprise itself. There is no assurance that the U.S. government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. government. If Proposal 3(a) is approved by shareholders, the U.S. Government Securities Series' current 20% limitation on investing in these securities would be eliminated.

    The proposed change would also eliminate the current requirement that at least 80% of the U.S. Government Securities Series' total assets be invested in securities with maturities greater than one year at the date of purchase by the U.S. Government Securities Series. The Manager believes that circumstances could arise under which it would be prudent to invest less than 80% of the U.S. Government Securities Series' total assets in such securities. For example, this could occur in an environment of sharply rising interest rates, where the market value of securities with shorter maturities would be likely to decline less than that of securities with longer maturities.

    The proposed replacement of a fundamental policy with a new investment strategy is intended to give the Manager greater flexibility to adapt to changing market conditions. Eliminating the fundamental policy and adopting a non-fundamental investment strategy will permit the Board to approve future changes to the investment strategies without calling a shareholder meeting, thus saving the U.S. Government Securities Series the expense of a proxy solicitation and a meeting. Shareholders would be provided 60 days notice in the event there was a change in policy such that the U.S. Government Securities Series invested less than 80% of its net assets in U.S. Government Securities. The Manager believes that the changes are in the long-term best interest of the U.S. Government Securities Series and its shareholders.

    The policy that is proposed to be eliminated is a fundamental policy of the U.S. Government Securities Series. As such, it cannot be changed without the approval of a majority of the outstanding voting securities of the U.S. Government Securities Series, as defined in the 1940 Act. The Manager recommended to the Board of Trustees, at a meeting on June 20, 2005, that the Board approve the elimination of the fundamental policy of the U.S. Government Securities Series and submit the proposal to shareholders for their consideration. At the meeting, the Board, including the Disinterested Trustees, unanimously determined that the proposed change was in the best interests of shareholders of the U.S. Government Securities Series and unanimously approved the submission of the proposal to shareholders for their approval. At the Board's meeting, the Manager discussed with the Board the reasons it proposed eliminating the fundamental policy, including that the change would allow the U.S. Government Securities Series to invest in securities which, although not backed by the full faith and credit of the U.S. government, offer higher yields to the U.S. Government Securities Series than its current investment alternatives while presenting reasonable credit risk.

Required Vote

    In order to be approved by shareholders, Proposal 3(a) must be approved by the holders of a majority of the outstanding voting securities of the U.S. Government Securities Series, which is defined in the 1940 Act as the lesser of
(i) 67% of the shares present at the Special Meeting if the owners of more than 50% of the shares of the U.S. Government Securities Series then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the U.S. Government Securities Series, without regard to class.

THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT
                         YOU VOTE "FOR" PROPOSAL 3(a).

Proposal 3(b): To Amend the Investment Objective of the U.S. Government Securities Series

    Currently, the investment objective of the U.S. Government Securities
Series is "high current income." If Proposal 3(b) is approved by shareholders, the U.S. Government Securities Series' new investment objective would be "to provide a high level of current income consistent with prudent investment risk."

    The proposed change, adding the requirement that investments be "consistent with prudent investment risk," was deemed advisable by the Manager in light of proposal 3(a), which, if approved by shareholders, would permit the U.S. Government Securities Series to invest in securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security and not by the full faith and credit of the U.S. government. Although issuers that are not backed by the full faith and credit of the U.S. government may present greater potential for income, the relative risk of the securities of such issuers must be carefully evaluated.

    For a discussion of the differences between securities backed by the full faith and credit of the U.S. government and securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security, please refer to Proposal 3(a).

    The U.S. Government Securities Series' investment objective cannot be changed without the approval of a majority of the outstanding voting securities of the U.S. Government Securities Series, as defined in the 1940 Act. The Manager recommended to the Board of Trustees, at a meeting on June 20, 2005, that the Board approve the proposed change to the investment objective of the U.S. Government Securities Series and submit the proposal to shareholders for their consideration. At the meeting, the Board, a majority of whom are Disinterested Trustees, unanimously determined that the proposed change to the investment objective was in the best interests of shareholders of the U.S. Government Securities Series and unanimously approved the submission of the proposal to shareholders for their approval. At the Board's meeting, the Manager discussed with the Board the reasons it proposed changing the U.S. Government Securities Series' investment objective, including that the change would expressly make credit risk a factor to be considered to the extent that the U.S. Government Securities Series invests in securities that are not backed by the full faith and credit of the U.S. government.

Required Vote

    In order to be approved by shareholders, Proposal 3(b) must be approved by the holders of a majority of the outstanding voting securities of the U.S. Government Securities Series, which is defined in the 1940 Act as the lesser of
(i) 67% of the shares present at the Special Meeting if the owners of more than 50% of the shares of the U.S. Government Securities Series then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the U.S. Government Securities Series, without regard to class.

        THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY
                 RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3(b).

 D. Proposals to Amend or Eliminate Certain of the U.S. Government Securities
                                    Series'
                      Fundamental Investment Restrictions
                            (Proposals 4(a)--4(n))

             (U.S. Government Securities Series shareholders only)

    The Board has approved, and recommends that shareholders of the U.S. Government Securities Series approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the U.S. Government Securities Series.

    The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, which may be changed only by shareholder vote. The Board has analyzed the U.S. Government Securities Series' current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the U.S. Government Securities Series with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the U.S. Government Securities Series to operate more efficiently and make it easier to monitor its own compliance.

    The proposed revisions to the U.S. Government Securities Series' fundamental restrictions are described below. The proposals are organized in three categories:

   .  Fundamental restrictions that the Board recommends amending,

   . Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

   .  Fundamental restrictions that the Board recommends eliminating.

    Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

    Exhibit A contains those of the U.S. Government Securities Series' current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders of the U.S. Government Securities Series are requested to vote on each of proposals 4(a)--4(n) separately. If they are adopted, the U.S. Government Securities Series will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

    For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the U.S. Government Securities Series is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

    If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit A, will remain unchanged.

              Proposals to Amend Certain Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the U.S. Government Securities Series should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.

Proposal 4(a): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding Investments in Commodities

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from purchasing or selling commodities and commodity futures contracts, except that the U.S. Government Securities Series may sell interest rate futures contracts and may write call options and may purchase put options with respect to such contracts and may engage in closing transactions with respect to all such transactions.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the U.S. Government Securities Series to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the U.S. Government Securities Series' ability to purchase or sell commodities or commodities contracts, although the U.S. Government Securities Series would be required to satisfy certain requirements as described in Proposal 4(c) in order to purchase or sell such instruments. In addition, a regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that certain requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit A, that the U.S. Government Securities Series may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the U.S.

Government Securities Series' use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the U.S. Government Securities Series to engage in transactions in options and other derivatives if they are of a type that the U.S. Government Securities Series has not previously utilized.

    Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the U.S. Government Securities Series has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

    If shareholders approve this proposal, the Manager intends to seek Board approval for the U.S. Government Securities Series to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity interest would be subject to prior approval of the Board and further subject to any limits imposed by the exemption under the Commodity Exchange Act, as described above (at present, no limits are imposed by such exemption).

    Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the U.S. Government Securities Series if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the U.S. Government Securities Series could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, a fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the U.S. Government Securities Series, and only after any of those activities are described in the U.S. Government Securities Series' Prospectus or the Fund's Statement of Additional Information filed with the SEC.

Proposal 4(b): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding the Purchase of Securities on Margin

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from purchasing securities on margin, except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options by the U.S. Government Securities Series will not be deemed to be the purchase of securities on margin.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to provide that the U.S. Government Securities Series may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

    A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

    The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

Proposal 4(c): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding Borrowing

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from borrowing money, except from banks for temporary or emergency purposes (but not for

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the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the U.S. Government Securities Series. The U.S. Government Securities Series will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the U.S. Government Securities Series to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the U.S. Government Securities Series' ability to engage in such transactions.

    The U.S. Government Securities Series' present fundamental restriction on borrowing is similar to the limitations imposed by the 1940 Act. The principal difference is that the 1940 Act permits a fund to borrow up to 33 1/3% of total assets (including amounts borrowed) plus an additional 5% of its total assets for temporary purposes. This temporary borrowing may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

    Currently, the U.S. Government Securities Series' only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the U.S. Government Securities Series to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

Proposal 4(d): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding Lending

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from making loans, with the exception of loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements, may be considered loans.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the U.S. Government Securities Series to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the U.S. Government Securities Series' ability to make loans.

    Lending of portfolio securities may result in income to the U.S. Government Securities Series, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the U.S. Government Securities Series to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

    The Manager may in the future recommend to the Board and to the boards of directors or trustees of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the U.S. Government Securities Series' current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement, and there can be no assurances that the U.S. Government Series would be able to obtain such relief. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

Proposal 4(e): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding Underwriting

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from underwriting the securities of other issuers, except insofar as the U.S. Government Securities Series may be deemed an underwriter, under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of a portfolio security.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the U.S. Government Securities Series to underwrite the securities of other issuers to the extent the U.S. Government Securities Series may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

    The primary purpose of the proposal is to clarify that the U.S. Government Securities Series is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, it may technically be considered an underwriter under the federal securities laws.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

Proposal 4(f): To Amend the U.S. Government Securities Series Fundamental Restriction Regarding Purchases or Sales of Real Estate

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from purchasing or holding any real estate including limited partnership interests in real property.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this restriction does not prevent investment in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including REITs.

    A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in a REIT involves certain risks, particularly price volatility. In addition, if the U.S. Government Securities Series invests in REITs, its shareholders will bear a proportionate share of the REIT's expenses (such as management, legal and audit fees) in addition to the U.S. Government Securities Series' expenses.

    Because the Manager has no current plans for the U.S. Government Securities Series to invest in REITs, revising this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

Proposal 4(g): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding Diversification

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from purchasing securities of any issuer if immediately thereafter more than 5% of its total assets (taken at market) would be invested in securities of that issuer, other than the U.S. government and its agencies or instrumentalities. The U.S. Government Securities Series is also prohibited, under this fundamental restriction, from buying more than 10% of the outstanding voting securities of any issuer, other than U.S. government and its agencies or instrumentalities.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the U.S. Government Securities Series to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

    The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the U.S. Government Securities Series total assets, the U.S. Government Securities Series invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and "other securities." These "other securities" are subject to two additional requirements. Specifically, the U.S. Government Securities Series may not invest more than 5% of its total assets in the securities of a single issuer, and the U.S. Government Securities Series may not hold more than 10% of an issuer's outstanding voting securities. Because the Fund will be required, subject to shareholder approval of Proposal 3 above, to invest at least 80% of its net assets in U.S. Government Securities, this 75% test should be met at all times. However, the 1940 Act diversification requirements will not restrict or limit the investment of the other 20% of the Fund's net assets.

    The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the U.S. Government Securities Series' portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the U.S. Government Securities Series perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the U.S. Government Securities Series would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the U.S. Government Securities Series' assets in a single issuer's securities would increase the U.S. Government Securities Series' exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the U.S. Government Securities Series' total assets in the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, or a government sponsored enterprise.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

Proposal 4(h): To Amend the U.S. Government Securities Series' Fundamental Restriction Regarding Industry Concentration

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from investing more than 25% of the market value of its total assets in securities of issuers in any one industry, except that this limitation does not apply to the U.S. Government Securities Series' investments in mortgage-related securities.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this 25% limitation on industry concentration does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, which may include mortgage-related securities.

    A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

 Proposals to Eliminate Certain Fundamental Restrictions Because the Board has
                 Adopted Similar Non-Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the U.S. Government Securities Series should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the U.S. Government Securities Series' Prospectus or the Fund's Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the U.S. Government Securities Series is managed. The Board believes the U.S. Government Securities Series will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

Proposal 4(i): To Eliminate the U.S. Government Securities Series' Fundamental Restriction Regarding Short Sales

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from making short sales of securities (i.e., selling securities short or maintaining a short position). Certain state laws previously required the U.S. Government Securities Series to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

    The Board recommends that this restriction be eliminated and replaced with a similar non-fundamental restriction, as set forth in Exhibit A. This would allow the U.S. Government Securities Series to sell securities short or maintain a short position in the future if the Board approves the amendment or elimination of the non-fundamental restriction and such short selling activity is permissible under applicable law. The Manager is currently not aware of any laws that restrict the U.S. Government Securities Series' ability to engage in short sales, although the U.S. Government Securities Series would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in short sales.

    In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

    The use of short sales by the U.S. Government Securities Series could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the U.S. Government Securities Series enters into the short position and the date when the U.S. Government Securities Series closes the short position.

    Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

Proposal 4(j): To Eliminate the U.S. Government Securities Series' Fundamental Restriction Regarding Control or Management of Any Company

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from investing for the purpose of controlling or managing any company. Certain state laws previously required the U.S. Government Securities Series to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

    The Board recommends that this restriction be eliminated and replaced with a similar non-fundamental restriction, as set forth in Exhibit A. This would allow the U.S. Government Securities Series to invest for the purpose of controlling or managing any company in the future if the Board approves the amendment or elimination of the non-fundamental restriction and such activity is permissible under applicable law. The Manager is currently not aware of any laws that restrict the U.S. Government Securities Series' ability to invest for the purpose of controlling or managing any company.

    If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the U.S. Government Securities Series were to make such acquisitions, there is a risk that the U.S. Government Securities Series would become less diversified, which could increase the volatility of the U.S. Government Securities Series and increase the U.S. Government Securities Series' exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

    The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.

Proposal 4(k): To Eliminate the U.S. Government Securities Series' Fundamental Restriction Regarding Transactions in Options

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from writing or purchasing put or call options, except that the U.S. Government Securities Series may write covered call options, purchase put options, purchase and sell options on interest rate futures, and engage in closing transactions with respect to such options.

    The Board recommends that this restriction be eliminated to allow the U.S. Government Securities Series to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the U.S. Government Securities Series' ability to engage in options transactions, although the U.S. Government Securities Series would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in options transactions. The Board has adopted a non-fundamental policy regarding the U.S. Government Securities Series' use of derivatives, under which the Manager must seek approval of the Board to engage in any transactions in options or other derivatives if they are of a type the U.S. Government Securities Series has not previously utilized.

    An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations to hedge securities positions or to seek increased investment returns.

    Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

    If shareholders approve this proposal, the Manager intends to seek Board approval for the U.S. Government Securities Series to utilize options on certain futures contracts. Because of the substantial risks involved in options transactions, options will be utilized only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the U.S. Government Securities Series' use of options on futures contracts may affect the day-to-day management of the U.S. Government Securities Series and its investment performance.

            Proposals to Eliminate Certain Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the U.S. Government Securities Series with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the U.S. Government Securities Series should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the U.S. Government Securities Series and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the U.S. Government Securities Series.

Proposal 4(l): To Eliminate the U.S. Government Securities Series' Fundamental Restriction Regarding Investment in Other Investment Companies

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the U.S. Government Securities Series' obligations under its deferred compensation plan for trustees.

    The Board recommends that this restriction be eliminated to allow the U.S. Government Securities Series to invest in securities issued by other investment companies to the extent permissible under applicable law.

    The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the U.S. Government Securities Series from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

    If the U.S. Government Securities Series invests in other investment companies, the U.S. Government Securities Series will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the U.S. Government Securities Series' own expenses.

    In the near term, eliminating this fundamental restriction is not expected to affect the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests. However, the U.S. Government Securities Series may make investments in other investment companies in the future if appropriate investment opportunities arise.

Proposal 4(m): To Eliminate the U.S. Government Securities Series' Fundamental Restriction Regarding Unseasoned Companies

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years.

Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

    The Board recommends that this restriction be eliminated to allow the U.S. Government Securities Series to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the U.S. Government Securities Series' investment objective unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the U.S. Government Securities Series' ability to invest in unseasoned companies.

    Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

    The Manager has advised the Board that it does not currently anticipate any increase in the U.S. Government Securities Series' investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any effect on the day-to-day management of the U.S. Government Securities Series, the investment performance of the U.S. Government Securities Series, or the securities or instruments in which the U.S. Government Securities Series invests.

Proposal 4(n): To Eliminate the U.S. Government Securities Series' Fundamental Restriction Regarding Mortgages and Pledges

    The Fund currently has a fundamental restriction that prohibits the U.S. Government Securities Series from mortgaging or pledging any of its assets, except to the extent necessary to effect permitted borrowings and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options by the U.S. Government Securities Series; (b) the purchase of put options by the U.S. Government Securities Series or (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts by the U.S. Government Securities Series.

    The Board recommends that this restriction be eliminated to allow the U.S. Government Securities Series to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the U.S. Government Securities Series' ability to mortgage or pledge assets. The U.S. Government Securities Series may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the U.S. Government Securities Series' investment activities.

    Mortgages and pledges of assets can involve substantial risks. In particular, if the U.S. Government Securities Series were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the U.S. Government Securities Series' assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the U.S. Government Securities Series' performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the U.S. Government Securities Series' investment activity.

Required Vote

    For each of proposals 4(a) through 4(n), the affirmative vote of a majority of the outstanding voting securities of the U.S. Government Securities Series is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT
                   YOU VOTE "FOR" PROPOSAL 4(a) TROUGH 4(n).

 E. Proposals to Amend the High-Yield Bond Series' Investment Objective and to
                        Eliminate a Fundamental Policy
                           (Proposals 5(a) and 5(b))

                  (High-Yield Bond Series shareholders only)

Proposal 5(a): To Amend the Investment Objective of the High-Yield Bond Series

    Currently, the investment objective of the High-Yield Bond Series is "to produce maximum current income."

    If Proposal 5(a) is approved by shareholders, the High-Yield Bond Series' investment objective would be revised to read as follows:

   The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

    The principal effect of this change would be to permit the High-Yield Bond Series to take the potential for capital appreciation into account in selecting investments. Currently, the High-Yield Bond Series is required to consider only the income potential of a security. While income would remain the principal consideration, capital appreciation would be permitted as a secondary consideration.

    The market value of a particular high yield bond can change rapidly and substantially in response to developments, whether positive or negative, affecting the issuer. The value of high yield bonds of an issuer in improving financial health can increase, presenting investors with an opportunity for capital appreciation. Of course, the value of bonds of an issuer in failing health can likewise decline, resulting in a loss of capital for investors. These opportunities and risks are inherent in all high yield bonds. The change in the High-Yield Bond Series' investment objective is intended to permit the Manager to take the potential for such changes into consideration in selecting investments. There can be no assurances that the High-Yield Bond Series will be successful in seeking capital appreciation if Proposal 5(a) is approved.

    The change to the investment objective would also moderate the income component of the High-Yield Bond Series' objective. Currently, the High-Yield Bond Series is required to seek "maximum" current income. The Manager believes that this investment objective might be construed to require investment in securities with the highest effective yield irrespective of credit considerations. The proposed investment objective with respect to income would be to seek a "high level", but not "maximum," current income, and to do so in a manner "consistent with prudent investment management." The Manager believes this approach, which permits high-yielding but speculative investments to be avoided, is more appropriate for long-term investors.

    The proposed change to the High-Yield Bond Series' investment objective is intended to give the Manager greater flexibility, thus improving the ability of the Manager to adapt to changing market conditions. The Manager believes that the change is in the long-term best interest of the High-Yield Bond Series and its shareholders.

    The High-Yield Bond Series' investment objective cannot be changed without the approval of a majority of the outstanding voting securities of the High-Yield Bond Series, as defined in the 1940

Act. The Manager recommended to the Board of Trustees of the Fund, at a meeting on June 20, 2005, that the Board approve the proposed change to the investment objective of the High-Yield Bond Series and submit the proposal to shareholders for their consideration. At the Board's meeting, the Manager discussed with the Board the reasons it proposed the change, including that the change would give the Manager greater flexibility, thus improving the ability of the Manager to adapt to changing market conditions.

    The Board took into consideration the Manager's decision to appoint Mr. J. Eric Misenheimer as the head of its High-Yield Team effective April 28, 2005. In this capacity, Mr. Misenheimer assumed primary responsibility for portfolio management of the High-Yield Bond Series. The Manager hired Mr. Misenheimer as a Senior Vice President after a careful review of its high yield investing capabilities and performance. Mr. Misenheimer previously had acted as portfolio manager of the Northern High Yield Fixed Income Fund (the "Northern Fund") since June 1999. The Manager explained to the Board that Mr. Misenheimer's investment style in respect of the Northern Fund differed in certain respects from that of the High-Yield Bond Series' current investment objective and fundamental policy, and that the proposed changes to the investment objective, and to the fundamental policy as described in Proposal 5(b), were intended to permit Mr. Misenheimer and the High-Yield Team to manage the High-Yield Bond Series in a manner substantially similar to the way he had managed the Northern Fund.

    The Board considered the investment returns that the Northern Fund had achieved for the five-year period ended March 31, 2005, in comparison with the Northern Fund's performance benchmark, the Lehman Brothers High Yield Corporate Bond Index (the "Lehman Index"). Mr. Misenheimer was the portfolio manager of the Northern Fund at all times during this period. In presenting the historical performance of the Northern Fund, the Manager was attempting to give some indication of the returns that had been achieved by a fund with an investment objective, policies and strategies substantially similar to those now proposed for the High-Yield Bond Series and for which Mr. Misenheimer was portfolio manager. The Board also considered the historical performance of the High-Yield Bond Series over the five-year period ended March 31, 2005 in comparison to its benchmark index, the Citigroup US High-Yield Market Index (the "Citigroup Index"), and the Lipper High Current Yield Funds Average (the "Lipper Average"). The Lipper Average also includes the Northern Fund. The information about the Northern Fund's total return for each year and for the annualized periods presented to the Board was taken from the Northern Fund's annual report for the year ended March 31, 2005.

    Set forth below is the performance information reviewed by the Board of Trustees of the Fund in considering this proposal. The total return for each of the High-Yield Bond Series and the Northern Fund assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the net asset value at the end of the year. The information presented below does not reflect any adjustments for sales charges or taxes on distributions or upon the sale of shares. Investors cannot invest in an unmanaged index or average, such as the Lehman Index, the Citigroup Index, or the Lipper Average. The Lehman Index, the Citigroup Index and the Lipper Average assume the reinvestment of distributions and exclude the effect of taxes and sales charges. The Lehman Index and the Citigroup Index also exclude the effect of fees. Of course, past performance is not indicative of future results.

                                 Total Return


                                          Seligman High-Yield Bond                                           Lipper High Current
Year ended March 31,    Northern Fund             Series              Lehman Index        Citigroup Index    Yield Funds Average
-------------------- -------------------  ------------------------ -------------------  -------------------  -------------------
2005                               5.33%                  5.62%                  6.84%                7.20%                6.30%
2004                              19.05%                 16.43%                 22.66%               22.39%               19.86%
2003                               5.10%                 -0.36%                  4.34%                4.93%                3.11%
2002                               2.28%                -15.86%                  0.65%                1.38%               -0.50%
2001                               0.77%                 -8.35%                  2.52%                2.71%               -1.70%

                            Average Annual Returns

                                                                                              Lipper High
       Year ended            Northern    Seligman High-Yield Bond                Citigroup    Current Yield
     March 31, 2005            Fund               Series          Lehman Index     Index      Funds Average
     --------------        ------------  ------------------------ ------------  ------------  -------------
One Year                          5.33%               5.62%              6.84%         7.20%         6.30%
Three Years                       9.63%               7.00%             10.99%        11.24%         9.59%
Five Years                        6.31%              -1.12%              7.13%         7.47%         5.09%

-----------------

    In addition to the differences in the current investment objective, policies and strategies, the Manager explained to the Board that there were several other differences between the High-Yield Bond Series and the Northern Fund that affected their respective historical performance records.

   . Expenses. The Northern Fund is not subject to any shareholder servicing or distribution (12b-1) fees, and its total expense ratio, as shown in its current prospectus, is 0.99%. Class A

     Shares of the High-Yield Bond Series are subject to a shareholder servicing fee of 0.25%, and had a total expense ratio of 1.28% for the year-ended December 31, 2004. The investment returns of the Northern Fund would have been lower if it had been subject to the higher expense ratio of the High-Yield Bond Series.

   . Sales Charges. The Northern Fund is offered as a single-class no-load fund. Class A Shares of the High-Yield Bond Series are offered subject to a front-end sales charge. The effect of the sales charge is not reflected in the total return information for High-Yield Bond Series presented to the Board, but the Board recognized that it would reduce the returns for investors subject to it. For example, the one-year return through March 31, 2005 for investors in High-Yield Bond Series Class A shares, giving effect to the full sales charge of 4.75%, was 0.70%.

   . Relative size. The Northern Fund has experienced substantial growth of its net assets over the preceding five years, whereas the High-Yield Bond Series has experienced a substantial decline in its net assets during the same period. The Manager explained, however, that in the earlier years under review, the Northern Fund was of a significantly smaller size than the High-Yield Bond Series. This smaller size may have enabled the Northern Fund to benefit more from security selection.

    Based on their review, the Board, a majority of whom are Disinterested Trustees, unanimously determined that the change to the investment objective, and the elimination of the fundamental policy as described in Proposal 5(b), were in the best interests of shareholders of the High-Yield Bond Series and unanimously approved the submission of the proposals to shareholders for their approval.

    If Proposal 5(a) is approved, the change to the investment objective of the High-Yield Bond Series would take effect shortly after approval is received.

Required Vote

    In order to be approved by shareholders, Proposal 5(a) must be approved by the holders of a majority of the outstanding voting securities of the High-Yield Bond Series, which is defined in the 1940 Act as the lesser of (i) 67% of the shares present at the Special Meeting if the owners of more than 50% of the shares of the High-Yield Bond Series then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the High-Yield Bond Series, without regard to class.

    In the event shareholder approval of Proposal 5(a) is not obtained, the Trustees will take such action as they deem to be in the best interests of the High-Yield Bond Series and its shareholders.

THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT
                         YOU VOTE "FOR" PROPOSAL 5(a).

Proposal 5(b): To Eliminate the High-Yield Bond Series' Fundamental Policy Regarding Investment in Bonds

    The High-Yield Bond Series has a fundamental policy which requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.

    If Proposal 5(b) is approved by shareholders, the fundamental policy referred to above would be eliminated. Instead, the High-Yield Bond Series would adopt the following investment strategy, which is not fundamental and may be changed by the Board without shareholder approval:

   The Fund will invest at least 80% of its net assets in non-investment grade, high-yield securities ("High Yield Securities"). High Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's Investors Service ("Moody's") or BB or below by Fitch Ratings or Standard & Poor's Rating Services ("S&P")) or are securities deemed to be below investment grade by the investment manager's high-yield team (the "High-Yield Team").

    The new investment strategy for the High-Yield Bond Series would permit the Fund to invest in all types of high-yield securities including senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures); mortgage and other asset-backed securities; capital appreciation bonds, including zero-coupon and pay-in-kind securities; convertible securities, preferred stock, structured securities and loan participations; municipal securities; obligations of foreign governments; securities that are rated in default by a nationally recognized statistical rating organization; repurchase agreements relating to the above instruments; warrants, rights and other equity securities that are acquired in connection with the Fund's investment in High Yield Securities; and restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act.

    The proposed replacement of a fundamental policy with a new investment strategy is intended to give the Manager greater flexibility and access to a broader array of investment securities, thus improving the ability of the Manager to adapt to changing market conditions. Eliminating the fundamental policy and adopting a non-fundamental investment strategy will permit the Board to approve future changes, without calling a shareholder meeting, thus saving the High-Yield Bond Series the expense of a proxy solicitation and a meeting. Shareholders would be provided 60 days notice in the event there was a change in policy such that the High-Yield Bond Series invested less than 80% of its net assets in High Yield Securities. The Manager believes that the change is in the long-term best interest of the High-Yield Bond Series and its shareholders.

    The policy of the High-Yield Bond Series that is proposed to be eliminated is fundamental and cannot be changed without the approval of a majority of the outstanding voting securities of the High-Yield Bond Series, as defined in the 1940 Act. The Manager recommended to the Board of Trustees of the Fund, at a meeting on June 20, 2005, that the Board approve the proposed elimination of the fundamental policy and submit the proposal to shareholders for their consideration. At the Board's meeting, the Manager discussed with the Board the reasons it proposed the changes, including that the changes would give the Manager greater flexibility and access to a broader array of investment securities, thus improving the ability of the Manager to adapt to changing market conditions.

    The Board also took into consideration the Manager's decision to appoint Mr. J. Eric Misenheimer as the head of its High-Yield Team effective April 28, 2005, and that the changes contemplated by Proposal 5(b) were intended to permit Mr. Misenheimer and the Manager's High-Yield Team to manage the High-Yield Bond Series in a manner substantially similar to the way Mr. Misenheimer had managed the Northern Fund. These factors and the Board's considerations are summarized in the discussion of Proposal 5(a).

    Based on their review, the Board, a majority of whom are Disinterested Trustees, unanimously determined that the elimination of the fundamental policy was in the best interests of shareholders of the High-Yield Bond Series and unanimously approved the submission of the proposal to shareholders for their approval.

    If Proposal 5(b) is approved, the elimination of the fundamental policy and the implementation of the new, non-fundamental investment strategy would take effect shortly after approval is received.

    Also, if Proposal 5(b) is approved, the High-Yield Bond Series' name will be changed to "Seligman High-Yield Fund." The change of name would not require a shareholder vote.

Required Vote

    In order to be approved by shareholders, Proposal 5(b) must be approved by the holders of a majority of the outstanding voting securities of the High-Yield Bond Series, which is defined in the 1940 Act as the lesser of (i) 67% of the shares present at the Special Meeting if the owners of more than 50% of the shares of the High-Yield Bond Series then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the High-Yield Bond Series, without regard to class.

    In the event shareholder approval of Proposal 5(b) is not obtained, the Trustees will take such action as they deem to be in the best interests of the High-Yield Bond Series and its shareholders.

        THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY
                 RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5(b).

   F. Proposals to Amend or Eliminate Certain of the High-Yield Bond Series'
                      Fundamental Investment Restrictions
                            (Proposals 6(a)--6(n))

                  (High-Yield Bond Series shareholders only)

    The Board has approved, and recommends that shareholders of the High-Yield Bond Series approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the High-Yield Bond Series.

    The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, which may be changed only by shareholder vote. The Board has analyzed the High-Yield Bond Series' current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the High-Yield Bond Series with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the High-Yield Bond Series to operate more efficiently and make it easier to monitor its own compliance.

    The proposed revisions to the High-Yield Bond Series' fundamental restrictions are described below. The proposals are organized in three categories:

   .  Fundamental restrictions that the Board recommends amending,

   . Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

   .  Fundamental restrictions that the Board recommends eliminating.

    Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

    Exhibit A contains those of the High-Yield Bond Series' current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders of the High-Yield Bond Series are requested to vote on each of proposals 6(a)--6(n) separately. If they are adopted, the High-Yield Bond Series will interpret the new restrictions in light of existing and future rules and orders of the SEC, and SEC staff interpretations of relevant law.

    For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the High-Yield Bond Series is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

    If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit A, will remain unchanged.

              Proposals to Amend Certain Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the High-Yield Bond Series should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.

Proposal 6(a): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding Investments in Commodities

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from purchasing or selling commodities and commodity futures contracts.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the High-Yield Bond Series to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the High-Yield Bond Series' ability to purchase or sell commodities or commodities contracts, although the High-Yield Bond Series would be required to satisfy certain requirements as described in Proposal 6(c) in order to purchase or sell such instruments. In addition, a regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that certain requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit A, that the High-Yield Bond Series may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the High-Yield Bond Series use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the High-Yield Bond Series to engage in transactions in options and other derivatives if they are of a type that the High-Yield Bond Series has not previously utilized.

    Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the High-Yield Bond Series has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

    If shareholders approve this proposal, the Manager intends to seek Board approval for the High-Yield Bond Series to utilize certain futures contracts and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity interest would be subject to prior approval of the Board and further subject to any limits imposed by the exemption under the Commodity Exchange Act, as described above (at present, no limits are imposed by such exemption).

    Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the High-Yield Bond Series if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the High-Yield Bond Series could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, a fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the High-Yield Bond Series, and only after any of those activities are described in the High-Yield Bond Series' Prospectus or the Fund's Statement of Additional Information filed with the SEC.

Proposal 6(b): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding the Purchase of Securities on Margin

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from purchasing securities on margin.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to provide that the High-Yield Bond Series may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

    A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

    The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

Proposal 6(c): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding Borrowing

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from borrowing money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the High-Yield Bond Series. The High-Yield Bond Series will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the High-Yield Bond Series to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the High-Yield Bond Series' ability to engage in such transactions.

    The High-Yield Bond Series' present fundamental restriction on borrowing is similar to the limitations imposed by the 1940 Act. The principal difference is that the 1940 Act permits a fund to borrow up to 33 1/3% of total assets (including amounts borrowed) plus an additional 5% of its total assets for temporary purposes. This temporary borrowing may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

    Currently, the High-Yield Bond Series' only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the High-Yield Bond Series to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

Proposal 6(d): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding Lending

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from making loans, with the exception of loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements, may be considered loans.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the High-Yield Bond Series to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the High-Yield Bond Series' ability to make loans.

    Lending of portfolio securities may result in income to the High-Yield Bond Series, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the High-Yield Bond Series to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

    The Manager may in the future recommend to the Board and to the boards of trustees of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the High-Yield Bond Series' current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement, and there can be no assurances that the High-Yield Bond Series would be able to obtain such relief. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

Proposal 6(e): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding Underwriting

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from underwriting the securities of other issuers, except insofar as the High-Yield Bond Series may be deemed an underwriter, under the 1933 Act, in disposing of a portfolio security.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the High-Yield Bond Series to underwrite the securities of other issuers to the extent the High-Yield Bond Series may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

    The primary purpose of the proposal is to clarify that the High-Yield Bond Series is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, it may technically be considered an underwriter under the federal securities laws.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

Proposal 6(f): To Amend the High-Yield Bond Series Fundamental Restriction Regarding Purchases or Sales of Real Estate

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from purchasing or holding any real estate including limited partnership interests in real property.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this restriction does not prevent investment in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including REITs.

    A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in a REIT involves certain risks, particularly price volatility. In addition, if the High-Yield Bond Series invests in REITs, its shareholders will bear a proportionate share of the REITs expenses (such as management, legal and audit fees) in addition to the High-Yield Bond Series' expenses.

    Because the Manager has no current plans for the High-Yield Bond Series to invest in REITs, revising this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

Proposal 6(g): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding Diversification

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from purchasing securities of any issuer if immediately thereafter more than 5% of its total assets

(taken at market) would be invested in securities of that issuer, other than the U.S. government, its agencies or instrumentalities. The High-Yield Bond Series is also prohibited, under this fundamental restriction, from buying more than 10% of the outstanding voting securities of any issuer, other than U.S. government, its agencies or instrumentalities.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the High-Yield Bond Series to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

    The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the High-Yield Bond Series total assets, the High-Yield Bond Series invests in cash, cash items, obligations of the U.S. government, its agencies, or instrumentalities, securities of other investment companies and "other securities." These "other securities" (which in practice, represent substantially all of the High-Yield Bond Series' portfolio) are subject to two additional requirements. Specifically, the High-Yield Bond Series may not invest more than 5% of its total assets in the securities of a single issuer, and the High-Yield Bond Series may not hold more than 10% of an issuer's outstanding voting securities.

    The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the High-Yield Bond Series' portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the High-Yield Bond Series perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the High-Yield Bond Series would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the High-Yield Bond Series' assets in a single issuer's securities would increase the High-Yield Bond Series' exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the High-Yield Bond Series' total assets in the securities of any one issuer.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

Proposal 6(h): To Amend the High-Yield Bond Series' Fundamental Restriction Regarding Industry Concentration

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from investing more than 25% of the market value of its total assets in securities of issuers in any one industry, except that this limitation does not apply to the High-Yield Bond Series' investments in mortgage-related securities.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this 25% limitation on industry concentration does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, which may include mortgage-related securities.

    A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

    The High-Yield Bond Series does not, under normal market conditions, invest a significant proportion of its assets in U.S. government securities or those issued by its agencies or instrumentalities. It may do so, however, for temporary defensive purposes during times of adverse market conditions. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

 Proposals to Eliminate Certain Fundamental Restrictions Because the Board has
                 Adopted Similar Non-Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the High-Yield Bond Series should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the High-Yield Bond Series' Prospectus or the Fund's Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the

High-Yield Bond Series is managed. The Board believes the High-Yield Bond Series will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

Proposal 6(i): To Eliminate the High-Yield Bond Series' Fundamental Restriction Regarding Short Sales

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from making short sales of securities (i.e., selling securities short or maintaining a short position). Certain state laws previously required the High-Yield Bond Series to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

    The Board recommends that this restriction be eliminated and replaced with a similar non-fundamental restriction, as set forth in Exhibit A. This would allow the High-Yield Bond Series to sell securities short or maintain a short position in the future if the Board approves the amendment or elimination of the non-fundamental restriction and such short selling is permissible under applicable law. The Manager is currently not aware of any laws that restrict the High-Yield Bond Series' ability to engage in short sales, although the High-Yield Bond Series would be required to satisfy certain requirements as described in Proposal 6(c) in order to engage in short sales.

    In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

    The use of short sales by the High-Yield Bond Series could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the High-Yield Bond Series enters into the short position and the date when the High-Yield Bond Series closes the short position.

    Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests.

The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

Proposal 6(j): To Eliminate the High-Yield Bond Series' Fundamental Restriction Regarding Control or Management of Any Company

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from investing for the purpose of controlling or managing any company. Certain state laws previously required the High-Yield Bond Series to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

    The Board recommends that this restriction be eliminated and replaced with a similar non-fundamental restriction, as set forth in Exhibit A. This would allow the High-Yield Bond Series to invest for the purpose of controlling or managing any company in the future if the Board approves the amendment or elimination of the non-fundamental restriction and such activity is permissible under applicable law. The Manager is currently not aware of any laws that restrict the High-Yield Bond Series' ability to invest for the purpose of controlling or managing any company.

    If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the High-Yield Bond Series were to make such acquisitions, there is a risk that the High-Yield Bond Series would become less diversified, which could increase the volatility of the High-Yield Bond Series and increase the High-Yield Bond Series' exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

    The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.

Proposal 6(k): To Eliminate the High-Yield Bond Series' Fundamental Restriction Regarding Transactions in Options

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from writing or purchasing put or call options.

    The Board recommends that this restriction be eliminated to allow the High-Yield Bond Series to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the High-Yield Bond Series' ability to engage in options transactions, although the High-Yield Bond Series would be required to satisfy certain requirements as described in Proposal 6(c) in order to engage in options transactions. The Board has adopted a non-fundamental policy regarding the High-Yield Bond Series' use of derivatives, pursuant to which the Manager must seek Board approval for the High-Yield Bond Series to engage in transactions in options and other derivatives if they are of the type that the High-Yield Bond Series has not previously utilized.

    An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

    Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

    Because the Manager does not currently intend to seek Board approval to engage in options transactions, eliminating this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests. However, the Manager may recommend transactions in options to the Board in the future, if appropriate hedging or investment opportunities arise. Because of the substantial risks involved in options transactions, the use of new types of options is subject to Board approval as noted above.

            Proposals to Eliminate Certain Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the High-Yield Bond Series with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the High-Yield Bond Series should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the High-Yield Bond Series and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the High-Yield Bond Series.

Proposal 6(l): To Eliminate the High-Yield Bond Series' Fundamental Restriction Regarding Investment in Other Investment Companies

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the High-Yield Bond Series' obligations under its deferred compensation plan for trustees.

    The Board recommends that this restriction be eliminated to allow the High-Yield Bond Series to invest in securities issued by other investment companies to the extent permissible under applicable law.

    The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the High-Yield Bond Series from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

    If the High-Yield Bond Series invests in other investment companies, the High-Yield Bond Series will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the High-Yield Bond Series' own expenses.

    In the near term, eliminating this fundamental restriction is not expected to affect the day-to-day management of the High-Yield Bond Series, the investment performance of the High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests. However, the High-Yield Bond Series may make investments in other investment companies in the future if appropriate investment opportunities arise.

Proposal 6(m): To Eliminate the High-Yield Bond Series' Fundamental Restriction Regarding Unseasoned Companies

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years. Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

    The Board recommends that this restriction be eliminated to allow the High-Yield Bond Series to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the High-Yield Bond Series' investment objective unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the High-Yield Bond Series' ability to invest in unseasoned companies.

    Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

    The Manager has advised the Board that it does not currently anticipate any increase in the High-Yield Bond Series' investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the High-Yield Bond Series, the investment performance of the

High-Yield Bond Series, or the securities or instruments in which the High-Yield Bond Series invests. However, the High-Yield Bond Series' holdings of unseasoned companies may increase in the future if appropriate investment opportunities arise.

Proposal 6(n): To Eliminate the High-Yield Bond Series' Fundamental Restriction Regarding Mortgages and Pledges

    The Fund currently has a fundamental restriction that prohibits the High-Yield Bond Series from mortgaging or pledging any of its assets, except to the extent necessary to effect permitted borrowings.

    The Board recommends that this restriction be eliminated to allow the High-Yield Bond Series to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the High-Yield Bond Series' ability to mortgage or pledge assets. The High-Yield Bond Series may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the High-Yield Bond Series' investment activities.

    Mortgages and pledges of assets can involve substantial risks. In particular, if the High-Yield Bond Series were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the High-Yield Bond Series' assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the High-Yield Bond Series' performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the High-Yield Bond Series' investment activity.

Required Vote

    For each of Proposals 6(a)-6(n), the affirmative vote of a majority of the outstanding voting securities of the High-Yield Bond Series is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

THE TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT
                    YOU VOTE FOR PROPOSAL 6(a) TROUGH 6(n).

                             G. Principal Holders

    As of May 31, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding shares of the U.S. Government Securities Series, except the following beneficial interests in the U.S. Government Securities Series were registered in the name of the following persons:

                                                          Amount and
                                                            Nature       Percent of
                Name and Address                         of Beneficial   Outstanding
               of Beneficial Owner                 Class   Ownership   Shares of Class
               -------------------                 ----- ------------- ---------------
MCB Trust Services Custodian FBO Plumbers            A   1,250,063.937      18.46%
Local Union No. 93, 700 17th Street,
Suite 300, Denver, CO 80202

MLPF&S FBO Customer Accounts,                        B     752,914.599      26.75%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

Citigroup Global FBO House Accounts,                 C      82,160.770       6.99%
Attn: Peter Booth, 333 West 34th Street,
7th Fl, New York, NY 10001

MLPF&S FBO Customer Accounts,                        D     328,945.171      18.86%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

MLPF&S FBO Customer Accounts,                        R      67,682.036      93.75%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

MCB Trust Services Custodian FBO B&L                 R       4,293.432       5.94%
Corporation 401K Plan, 700 17th Street,
Suite 300, Denver, CO 80202

    As of May 31, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding shares of the High-Yield Bond Series, except the following beneficial interests in the High-Yield Bond Series were registered in the name of the following persons:

                                                          Amount and
                                                            Nature       Percent of
                Name and Address                         of Beneficial   Outstanding
               of Beneficial Owner                 Class   Ownership   Shares of Class
               -------------------                 ----- ------------- ---------------
MLPF&S FBO Customer Accounts,                        A   5,808,589.870       9.49%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

Citigroup Global FBO House Accounts,                 A   3,486,407.620       5.70%
Attn: Peter Booth, 333 West 34th Street,
7th Fl, New York, NY 10001

MLPF&S FBO Customer Accounts,                        B   9,525,348.132      18.52%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

Citigroup Global FBO House Accounts,                 B   3,624,870.830       7.05%
Attn: Peter Booth, 333 West 34th Street,
7th Fl, New York, NY 10001

Citigroup Global FBO House Accounts,                 C   1,201,819.613      10.25%
Attn: Peter Booth, 333 West 34th Street,
7th Fl, New York, NY 10001

                                                          Amount and
                                                            Nature       Percent of
                Name and Address                         of Beneficial   Outstanding
               of Beneficial Owner                 Class   Ownership   Shares of Class
               -------------------                 ----- ------------- ---------------

5% Ownership--High-Yield Bond Series continued

MLPF&S FBO Customer Accounts,                        D   7,304,616.212      28.64%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

Citigroup Global FBO House Accounts,                 D   1,666,847.531       6.54%
Attn: Peter Booth, 333 West 34th Street,
7th Fl, New York, NY 10001

State Street Bank & Trust FBO Parental               I     974,681.732      50.45%
Savings Trust Fund College Horizon 7
Attn: Mr. Eric McCauley, 105 Rosemont
Avenue, Westwood, MA 02090-2318

State Street Bank & Trust FBO Parental               I     462,014.724      23.91%
Savings Trust Fund College Horizon 2
Attn: Mr. Eric McCauley, 105 Rosemont
Avenue, Westwood, MA 02090-2318

Patterson & Co FBO J&W Seligman & Co                 I     419,113.158      21.69%
Matched Accumulation Plan, 1525 West Wt.
Harris Blvd., Charlotte, NC 28288-1151

MLPF&S FBO Customer Accounts,                        R     194,069.115      92.93%
Attn: Fund Administration, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, FL 32246

MCB Trust Services Custodian FBO B&L                 R      14,233.388       6.82%
Corporation 401K Plan, 700 17th Street,
Suite 300, Denver, CO 80202

                               H. Other Matters

    The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

    A shareholder proposal intended to be represented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                  I. Expenses

    Each Series will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone or via facsimile by Trustees, Officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and each Series may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Computershare Fund Services has been engaged to assist in soliciting shareholders on behalf of each Series at an anticipated cost of approximately $10,200 in respect of the U.S. Government Securities Series and approximately $49,800 in respect of the High-Yield Bond Series (in each case, including expenses).

                                          By order of the Board of Trustees,

                                          Frank J. Nasta

                                          Secretary

    It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. A proxy is not required for admission to the Meeting.

                                   EXHIBIT A

         FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

    The following chart outlines each Series' current fundamental restrictions for which revisions are proposed and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 4(a) through 4(n) (for the U.S. Government Securities Series) or 6(a) through 6(n) (for the High-Yield Bond Series) in the Proxy Statement.

        Current Restrictions                   Proposed Restrictions
        --------------------                   ---------------------
(a) Each Series may not purchase or    Each Series may not purchase or sell
    sell commodities and commodity     commodities or commodity contracts,
    futures contracts, except that     except to the extent permissible
    the U.S. Government Securities     under applicable law and
    Series may sell interest rate      interpretations, as they may be
    futures contracts and may write    amended from time to time.
    call options and may purchase put
    options with respect to such       In addition, the Board has adopted
    contracts and may engage in        the following non-fundamental
    closing transactions with respect  policies:
    to all such transactions.
                                           Each Series may purchase and sell
                                           commodities and commodity
                                           contracts only to the extent that
                                           such activities do not result in
                                           the Series being a "commodity
                                           pool" as defined in the Commodity
                                           Exchange Act and the Commodity
                                           Futures Trading Commission's
                                           regulations and interpretations
                                           thereunder.

                                       In addition, under each Series'
                                       non-fundamental derivatives policy,
                                       the Manager must seek Board approval
                                       to invest in any type of commodity
                                       interest if it is of a type the
                                       Series has not previously utilized.

(b) Each Series may not purchase       Each Series may not purchase
    securities on margin, except that  securities on margin except as
    for purposes of this limitation,   permitted by the 1940 Act or any rule
    initial and variation payments or  thereunder, any SEC or SEC staff
    deposits in connection with        interpretations thereof or any
    interest rate futures contracts    exemptions therefrom which may be
    and related options by the U.S.    granted by the SEC.
    Government Securities Series will
    not be deemed to be the purchase
    of securities on margin.

         Current Restrictions                   Proposed Restrictions
         --------------------                   ---------------------
 (c) Each Series may not borrow money,  Each Series may not issue senior
     except from banks for temporary    securities or borrow money, except as
     or emergency purposes (but not     permitted by the 1940 Act or any rule
     for the purchase of portfolio      thereunder, any SEC or SEC staff
     securities) in an amount not to    interpretations thereof or any
     exceed 15% of the value of the     exemptions therefrom which may be
     total assets of the Series. A      granted by the SEC.
     Series will not purchase
     additional portfolio securities
     if such Series has outstanding
     borrowings in excess of 5% of the
     value of its total assets.

 (d) Each Series may not make loans,    Each Series may not make loans,
     except loans of securities of the  except as permitted by the 1940 Act
     Series and except to the extent    or any rule thereunder, any SEC or
     the purchase of notes, bonds or    SEC staff interpretations thereof or
     other evidences of indebtedness,   any exemptions therefrom which may be
     or the entry into repurchase       granted by the SEC.
     agreements may be considered
     loans.

 (e) Each Series may not underwrite     Each Series may not underwrite the
     the securities of other issuers,   securities of other issuers except to
     except that in connection with     the extent the Series may be deemed
     the disposition of a security, a   an underwriter under the 1933 Act in
     Series may be deemed to be an      disposing of a portfolio security or
     underwriter as defined in the      in connection with investments in
     1933 Act.                          other investment companies.

 (f) Each Series may not purchase or    Each Series may not purchase or hold
     hold any real estate including     any real estate including limited
     limited partnership interests in   partnership interests in real
     real property.                     property, except each Series may
                                        invest in debt securities secured by
                                        real estate or interests therein or
                                        issued by companies which invest in
                                        real estate or interests therein,
                                        including REITs.

         Current Restrictions                   Proposed Restrictions
         --------------------                   ---------------------
 (g) Each Series may not purchase       Each Series may not make any
     securities of any issuer if        investment inconsistent with the
     immediately thereafter more than   Fund's classification as a
     5% of total assets at market       diversified investment company under
     would be invested in securities    the 1940 Act.
     of any one issuer, other than the
     US Government, its agencies or
     instrumentalities or buy more
     than 10% of the outstanding
     voting securities of any one
     issuer, other than US Government
     agencies or instrumentalities.

 (h) Each Series may not invest more    Each Series may not invest 25% or
     than 25% of the market value of    more of its total assets, at market
     its total assets in securities of  value, in any one industry, except
     issuers in any one industry; for   that this 25% limitation on industry
     the purpose of this limitation,    concentration does not apply to
     mortgage- related securities do    securities issued or guaranteed by
     not constitute an industry.        the U.S. government or any of its
                                        agencies or instrumentalities (which
                                        may include mortgage-related
                                        securities).

 (i) Each Series may not make "short"   This restriction has been adopted as
     sales of securities.               a non-fundamental restriction and
                                        will be eliminated as a fundamental
                                        restriction.

 (j) Each Series may not invest to      This restriction has been adopted as
     control or manage any company.     a non-fundamental restriction and
                                        will be eliminated as a fundamental
                                        restriction.

 (k) Each Series may not write or       This restriction has been adopted as
     purchase put or call options,      a non-fundamental restriction and
     except that the U.S. Government    will be eliminated as a fundamental
     Securities Series may write        restriction.
     covered call options and the U.S.
     Government Securities Series may
     purchase put options and may
     purchase and sell options on
     interest rate futures and may
     engage in closing transactions
     with respect to such options.

         Current Restrictions                   Proposed Restrictions
         --------------------                   ---------------------
 (l) Each Series may not invest in      This restriction will be eliminated.
     securities issued by other
     investment companies, except in
     connection with a merger,
     consolidation, acquisition or
     reorganization or for the purpose
     of hedging the Fund's obligations
     under its deferred compensation
     plan for trustees

 (m) Each Series may not invest more    This restriction will be eliminated.
     than 5% of the value of its total
     assets, at market value, in
     securities of any company which,
     with its predecessors, has been
     in operation less than three
     continuous years, provided,
     however, that securities
     guaranteed by a company that
     (including predecessors) has been
     in operation at least three
     continuous years are excluded
     from this calculation.

 (n) Each Series may not mortgage or    This restriction will be eliminated.
     pledge any of its assets, except
     to the extent necessary to effect
     permitted borrowings and provided
     that this limitation does not
     prohibit escrow, collateral or
     margin arrangements in connection
     with (a) the writing of covered
     call options by the U.S.
     Government Securities Series; (b)
     the purchase of put options by
     the U.S. Government Securities
     Series or (c) the sale of
     interest rate futures contracts
     and the purchase or sale of
     options on such contracts by the
     U.S. Government Securities Series.

                                   EXHIBIT B

                          SELIGMAN CAPITAL FUND, INC.
                      SELIGMAN CASH MANAGEMENT FUND, INC.
                       SELIGMAN COMMON STOCK FUND, INC.
                 SELIGMAN COMMUNICATIONS AND INFORMATION FUND
                         SELIGMAN FRONTIER FUND, INC.
                       SELIGMAN GLOBAL FUND SERIES, INC.
                          SELIGMAN GROWTH FUND, INC.
                       SELIGMAN HIGH INCOME FUND SERIES
                     SELIGMAN INCOME AND GROWTH FUND, INC.
               SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
                SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
                     SELIGMAN NEW TECHNOLOGIES FUND, INC.
                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.
                     SELIGMAN MUNICIPAL FUND SERIES, INC.
                        SELIGMAN MUNICIPAL SERIES TRUST
                   SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                  SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
                           SELIGMAN PORTFOLIOS, INC.
                 SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.
                       SELIGMAN VALUE FUND SERIES, INC.

                         Nominating Committee Charter

                       (Adopted as of January 20, 2005)

    The Board of Directors/Trustees (each a "Board") of each of the registered investment companies listed above (each, separately, a "Fund" and, collectively, the "Funds"), has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the particular Board. This Charter applies separately to each Fund and its particular Board and Committee.

Statement of Purposes and Responsibilities

    The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund's Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors/Trustees (iv) to set any necessary standards or qualifications for service on the Board, and (v) to make recommendations with respect to compensation of the Independent Directors/Trustees (as defined below).

Organization and Governance

    The Committee shall be composed of as many Directors/Trustees as the Board shall determine in accordance with the Fund's Bylaws, but in any event not less than two (2) Directors/Trustees. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors/Trustees"). The Board may remove or replace any member of the Committee at any time in its sole discretion.

    One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

    Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman, any two members of the Committee or the Fund's secretary may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director/Trustee Nominees

    The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director/Trustee; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

    In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's Directors/Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

    The Committee may consider and evaluate nominee candidates properly submitted by stockholders if a vacancy among the Independent Directors/Trustees of a Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider such candidates on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                                                     APPENDIX A

           PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES

                           (As of January 20, 2005)

    A Fund stockholder must follow the following procedures to properly submit a nominee recommendation for the Committee's consideration.

1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least $10,000 of the Fund's common stock for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination as a Director/Trustee may submit one candidate to the Committee for consideration at a special meeting or other meeting of stockholders at which directors/trustees will be elected. Nominations will not be considered except in connection with such meetings of stockholders.

2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund via first class mail, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Such Stockholder Recommendation must be received at the principal executive offices of the Fund at such time as may be determined by the Board of Directors/Trustees in its reasonable discretion.

3.  The Stockholder Recommendation must include:

    (i) a statement in writing setting forth

       A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "candidate");

       B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder;

       C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate;

       D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors/Trustees pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder;

       E) whether the Nominating Stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and

       F) information as to the candidate's knowledge of the investment company industry, experience as a director/trustee or senior officer of public or private companies, directorships on the boards of other registered investment companies and educational background;

   (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected;

  (iii) the written and signed agreement of the candidate to complete a directors'/trustees' and officers' questionnaire if elected;

   (iv) the Nominating Stockholder's name as it appears on the Fund's books and consent to be named as such by the Fund;

    (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Stockholder and each such Associated Person of the Nominating Stockholder; and

   (vi) a description of all arrangements or understandings between the Nominating Stockholder (including any member of a group that constitutes a Nominating Stockholder), the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder.

    "Associated Person of the Nominating Stockholder" as used in this paragraph 3 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Stockholder or any person required to be identified pursuant to clause (vi).

4. The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                       Seligman High Income Fund Series
                                  Managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


                       SELIGMAN HIGH INCOME FUND SERIES

         Notice of Special Meeting of Shareholders and Proxy Statement

 Time:September 27, 2005 2:30 P.M.

Place:Offices of the Fund
      100 Park Avenue
      New York, NY 10017
 Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You can also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.

[LOGO] J&WS

   PROXY                SELIGMAN HIGH INCOME FUND SERIES
                    100 PARK AVENUE NEW YORK, NEW YORK 10017

SELIGMAN HIGH - YIELD BOND SERIES

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the Special Meeting of
Shareholders of each of Seligman High-Yield Bond Series and Seligman U.S.
Government Securities Series, each a series of SELIGMAN HIGH INCOME FUND
SERIES, to be held September 27, 2005 and appoints WILLIAM C. MORRIS, FRANK
J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Special Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees to the Board of Trustees and FOR all proposals.

----------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.
----------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. Complete, sign and return this card as soon as possible.

                                 DATED                    , 2005
                                       ------------------

                                 ----------------------------------------------------------------------
                                 Signature(s) (if jointly held)                       (Sign in the Box)

                                 Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

                                  (Continued on the reverse side)                       Sel - fg


                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day

====================================  ==========================================
        VOTE BY TELEPHONE                       VOTE ON THE INTERNET
====================================  ==========================================
1.  Read the Proxy Statement and      1.   Read the Proxy Statement and
    have this card on hand                 have this card on hand
2.  Call toll-free 1-800-690-6903     2.   Go to www.proxyweb.com
3.  Follow the simple instructions    3.   Follow the simple instructions
4.  Keep this card for your records   4.   Keep this card for your records
====================================  ==========================================

Please mark box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.


     The Board of Trustees recommends that shareholders of Seligman High-Yield
     Bond Series vote FOR each of the nominees and FOR all proposals.
     1. ELECTION OF TRUSTEE NOMINEES:                                                  FOR all    WITHHOLD      WITHHOLDING
                                                                                      nominees  all nominees     AUTHORITY
                                                                                                               for individual
                                                                                                              nominees listed

        01) Robert B. Catell        05) Betsy S. Michel      09) William C. Morris
        02) John R. Galvin          06) Leroy C. Richie      10) Brian T. Zino
        03) Alice S. Ilchman        07) Robert L. Shafer
        04) Frank A. McPherson      08) James N. Whitson                                 [ ]        [ ]           [ ]      1.

        (Instruction: To withhold authority to vote for one or more individual nominees, mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write the name(s) of such nominee(s) below.)

        -----------------------------------------------------------------------------

        -----------------------------------------------------------------------------
                                                                                        FOR       AGAINST       ABSTAIN

     2.     Ratification of the selection of Deloitte & Touche LLP as auditors for
            the Fund for 2005.                                                          [ ]         [ ]           [ ]      2.

     3.     This proposal is not applicable to the High-Yield Bond Series.              [ ]         [ ]           [ ]

     4.     This proposal is not applicable to the High-Yield Bond Series.

     5(a).  To amend the investment objective of the High-Yield Bond Series.            [ ]         [ ]           [ ]      5(a).

     5(b).  To eliminate the High-Yield Bond Series' fundamental policy regarding
            investment in bonds.                                                        [ ]         [ ]           [ ]      5(b).

     6(a).  To approve amendments to the High-Yield Bond Series' fundamental
            restriction regarding investments in commodities.                           [ ]         [ ]           [ ]      6(a).

     6(b).  To approve amendments to the High-Yield Bond Series' fundamental
            restriction regarding the purchase of securities on margin.                 [ ]         [ ]           [ ]      6(b).

     6(c).  To approve amendments to the High-Yield Bond Series' fundamental
            restriction regarding borrowing.                                            [ ]         [ ]           [ ]      6(c).

     6(d).  To approve amendments to the High-Yield Bond Series' fundamental
            restriction regarding lending.                                              [ ]         [ ]           [ ]      6(d).

     6(e).  To approve amendments to the High-Yield Bond Series' fundamental
            restriction regarding underwriting.                                         [ ]         [ ]           [ ]      6(e).

     6(f).  To approve amendments to the High-Yield Bond Series' fundamental
             restriction regarding purchases or sales of real estate.                   [ ]         [ ]           [ ]      6(f).

     6(g).  To approve amendments to the High-Yield Bond Series' fundamental
             restriction regarding diversification.                                     [ ]         [ ]           [ ]      6(g).

     6(h).  To approve amendments to the High-Yield Bond Series' fundamental
             restriction regarding industry concentration.                              [ ]         [ ]           [ ]      6(h).

     6(i).  To approve the elimination of the High-Yield Bond Series' fundamental
             restriction regarding short sales.                                         [ ]         [ ]           [ ]      6(i).

     6(j).  To approve the elimination of the High-Yield Bond Series' fundamental
             restriction regarding control or management of any company.                [ ]         [ ]           [ ]      6(j).

     6(k).  To approve the elimination of the High-Yield Bond Series' fundamental
             restriction regarding transactions in options.                             [ ]         [ ]           [ ]      6(k).

     6(l).  To approve the elimination of the High-Yield Bond Series' fundamental
             restriction regarding investment in other investment companies.            [ ]         [ ]           [ ]      6(l).

     6(m).  To approve the elimination of the High-Yield Bond Series' fundamental
             restriction regarding unseasoned companies.                                [ ]         [ ]           [ ]      6(m).

     6(n).  To approve the elimination of the High-Yield Bond Series' fundamental
             restriction regarding mortgages and pledges.                               [ ]         [ ]           [ ]      6(n).


                                 YOUR VOTE IS IMPORTANT.

     Please complete, sign on the reverse side and return this card as soon as possible.      Sel HYB fg

   PROXY                SELIGMAN HIGH INCOME FUND SERIES
                    100 PARK AVENUE NEW YORK, NEW YORK 10017

SELIGMAN U.S. GOVERNMENT SECURITIES SERIES

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the Special Meeting of
Shareholders of each of Seligman High-Yield Bond Series and Seligman U.S.
Government Securities Series, each a series of SELIGMAN HIGH INCOME FUND
SERIES, to be held September 27, 2005 and appoints WILLIAM C. MORRIS, FRANK
J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Special Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees to the Board of Trustees and FOR all proposals.

-----------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.
-----------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. Complete, sign and return this card as soon as possible.

                                 DATED                    , 2005
                                       ------------------

                                 ----------------------------------------------------------------------
                                 Signature(s) (if jointly held)                       (Sign in the Box)

                                 Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

                                 (Continued on the reverse side)                      Sel - fg

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

               Fast, convenient, easy and available 24 hours a day

====================================  ==========================================
        VOTE BY TELEPHONE                       VOTE ON THE INTERNET
====================================  ==========================================
1.   Read the Proxy Statement and     1.   Read the Proxy Statement and have
     have this card on hand                this card on hand
2.   Call toll-free 1-800-690-6903    2.   Go to www.proxyweb.com
3.   Follow the simple instructions   3.   Follow the simple instructions
4.   Keep this card for your records  4.   Keep this card for your records

Please mark box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

     The Board of Trustees recommends that shareholders of Seligman U.S.
     Government Securities Series vote FOR each of the nominees and FOR all proposals.
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     1. ELECTION OF TRUSTEE NOMINEES:                                                  FOR all    WITHHOLD      WITHHOLDING
                                                                                      nominees  all nominees     AUTHORITY
                                                                                                               for individual
                                                                                                              nominees listed

        01) Robert B. Catell        05) Betsy S. Michel    09) William C. Morris
        02) John R. Galvin          06) Leroy C. Richie    10) Brian T. Zino
        03) Alice S. Ilchman        07) Robert L. Shafer
        04) Frank A. McPherson      08) James N. Whitson                               [ ]        [ ]           [ ]      1.

        (Instruction: To withhold authority to vote for one or more individual nominees, mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write the name(s) of such nominee(s) below.)

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                                                                                        FOR       AGAINST       ABSTAIN

     2.     Ratification of the selection of Deloitte & Touche LLP as auditors for
            the Fund for 2005.                                                          [ ]         [ ]           [ ]      2.

     3(a).  To eliminate the U.S. Government Securities Series' fundamental policy
            regarding investments in U.S. Government Securities.                        [ ]         [ ]           [ ]      3(a).

     3(b).  To amend the investment objective of the U.S. Government Securities
            Series.                                                                     [ ]         [ ]           [ ]      3(b).

     4(a).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding investments in commodities.               [ ]         [ ]           [ ]      4(a).

     4(b).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding the purchase of securities on margin.     [ ]         [ ]           [ ]      4(b).

     4(c).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding borrowing.                                [ ]         [ ]           [ ]      4(c).

     4(d).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding lending.                                  [ ]         [ ]           [ ]      4(d).

     4(e).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding underwriting.                             [ ]         [ ]           [ ]      4(e).

     4(f).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding purchases or sales of real estate.        [ ]         [ ]           [ ]      4(f).

     4(g).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding diversification.                          [ ]         [ ]           [ ]      4(g).

     4(h).  To approve amendments to the U.S. Government Securities Series'
            fundamental restriction regarding industry concentration.                   [ ]         [ ]           [ ]      4(h).

     4(i).  To approve the elimination of the U.S. Government Securities Series'
            fundamental restriction regarding short sales.                              [ ]         [ ]           [ ]      4(i).

     4(j).  To approve the elimination of the U.S. Government Securities Series'
            fundamental restriction regarding control or management  of any company.    [ ]         [ ]           [ ]      4(j).

     4(k).  To approve the elimination of the U.S. Government Securities Series'
            fundamental restriction regarding transactions in options.                  [ ]         [ ]           [ ]      4(k).

     4(l).  To approve the elimination of the U.S. Government Securities Series'
            fundamental restriction regarding investment in other investment companies. [ ]         [ ]           [ ]      4(l).

     4(m).  To approve the elimination of the U.S. Government Securities Series'
            fundamental restriction regarding unseasoned companies.                     [ ]         [ ]           [ ]      4(m).

     4(n).  To approve the elimination of the U.S. Government Securities Series'
            fundamental restriction regarding mortgages and pledges.                    [ ]         [ ]           [ ]      4(n).

     5.     This proposal is not applicable to U.S. Government Securities Series.

     6.     This proposal is not applicable to U.S. Government Securities Series.


                                  YOUR VOTE IS IMPORTANT.

      Please complete, sign on the reverse side and return this card as soon as possible.     Sel USG fg
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